EXHIBIT 99.3
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                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         This Amended and Restated Loan and Security Agreement (the "Agreement") is entered into at Cincinnati, Ohio, by and between The Huntington National Bank (hereinafter referred to as the "Bank"), and Superior Pharmaceutical Company, an Ohio corporation (hereinafter referred to as the "Company"), as of the 18th day of June, 1997.

         WHEREAS, on May 9, 1994, the Bank and the Company executed and entered into a certain Loan and Security Agreement (the "Original Loan Agreement") pursuant to the terms of which the Bank extended to the Company credit in the amount of $6,000,000.00;

         WHEREAS, subsequent to the execution of the Original Agreement, the Bank and the Company entered into the following agreements modifying or amending the Original Agreement: (i) A first Amendment to Loan and Security Agreement dated as of January 19, 1995; (ii) a certain letter agreement dated as of May 4, 1995; (iii) a certain letter agreement dated as of July 31, 1995; (iv) a certain letter agreement dated as of January 25, 1996; (v) a certain Loan Extension and/or Modification Agreement dated as of April 22, 1996; (vi) a certain Amendment to Loan Agreement dated as of August 30, 1996; and (vii) a certain Amendment to Loan Agreement dated as of November 11, 1996 (referred to collectively with the Original Loan Agreement as the "Prior Loan Agreements");

         WHEREAS, on February 19, 1997, the Bank increased the revolving credit available to the Company pursuant to, and the Company executed and delivered to the Bank, a Revolving Note in the amount of $2,000,000.00 (referred to collectively with the Prior Loan Agreements as the "Prior Agreements"); and

         WHEREAS, the parties hereto desire to amend and restate in their entirety the relationship and obligations previously evidenced by the Prior Agreements, to merge all the terms, conditions and provisions set forth in the Prior Agreements into this Agreement, and to make certain additional modifications therein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the relationship and obligations previously evidenced by the Prior Agreements are hereby merged into, and amended and restated in their entirety by, this Agreement, which shall hereafter govern and control said relationship and obligations without reference to the Prior Agreements. The execution of this Agreement shall not be deemed a termination of the relationship between the parties hereto or the full payment or performance of the obligations previously existing between the parties and evidenced by the Prior Agreements, but shall be deemed an amendment and restatement thereof. To the extent that any collateral security interests were created and perfected in connection with the Prior Agreements and the obligations evidenced thereby, such collateral security interests shall remain in full force and effect, and the priority thereof shall remain unchanged. The parties hereto hereby agree as follows:

SECTION 1.  THE LOAN.
---------------------

         1.1 Amount of Loan. Subject to the terms and conditions of this Agreement, the Bank will lend to the Company up to the sum of Nine Million Dollars ($9,000,000.00) (hereinafter referred to as the "Loan"). The Loan shall take the form of a revolving credit and, subject to the provisions of Section
1.2 of this Agreement, the outstanding principal balance may be increased and decreased an unlimited number of times. Subject to annual review and renewal by the Bank (which renewal shall be at the Bank's sole discretion), the Company's right to obtain advances pursuant to this revolving credit shall terminate on April 5, 1998.

         1.2  Borrowing Base for Loan.

         (a) Borrowing Base. The principal balance of the Loan outstanding at any one time shall not exceed an amount equal to the sum of (i) 80% of the Company's Eligible Accounts Receiv able, as hereinafter defined, plus (ii) 60% of the Company's Eligible Inventory, as hereinafter defined, up to a maximum of $5,500,000.00 attributable to the Company's Eligible Inventory (which sum of the said percentages is hereinafter sometimes referred to as the "Borrowing Base").

         (b) Eligible Accounts Receivable. The term "Eligible Account Receivable" or "Eligible Account" means an account receivable owing to the Company from a party (the "Account Debtor") which met all of the following requirements at the time it came into existence and which continues to meet the same until it is collected in full:

                  (i) The account is not more than 90 days past the date of its invoice;

                  (ii) The account arose from the performance of services or an outright and lawful sale of goods and related services by the Company, all such goods having been lawfully shipped to the Account Debtor, and the Company has possession of, and will deliver to the Bank if requested hereunder, copies of all invoices, shipping documents and delivery receipts evidencing such shipment;

                  (iii) The amount of the account does not include any sales or other taxes;

                  (iv) The account did not arise from a consumer transaction, which shall be defined for purposes of this Agreement as the providing of goods or services for purposes that are primarily personal, family or household;

                  (v) The account is not subject to any prior assignment, claim, lien or security interest, and the Company will not make any further assignment thereof or create any further security interest therein nor permit the Company's rights therein to be reached by attachment, levy, garnishment or other judicial process;

                  (vi) The account is not subject to any set-off, credit, allowance, adjustment or discount (excepting only any applicable discount for prompt payment), and the Account Debtor has not objected as to his liability or the amount of his liability thereon and has not returned or claimed the right to return any of the goods from the sale out of which the account arose;

                  (vii) The account did not arise from a transaction with a person, corporation or entity affiliated with the Company;

                  (viii) The account arose in the ordinary course of the Company's business and no notice of bankruptcy, insolvency or financial distress or embarrassment of the Account Debtor has been received by the Company;

                  (ix) The Bank has not notified the Company that the account or the Account Debtor is unsatisfactory (although the Bank reserves the right to do so in its sole discretion at any time); and

                  (x) The account is not evidenced by chattel paper, nor by any promissory note, payment instrument or written agreement (other than invoices, shipping documents and delivery receipts).

In the event that more than 50% of the Company's Eligible Accounts Receivable shall at any one time become more than 90 days past due, none of the Company's accounts receivable shall there after be Eligible Accounts Receivable, until such time, if any, as the Bank may, in its sole discretion, determine that the Company's percentage of past due accounts has been satisfactorily reduced or eliminated. In the event that more than 50% of the accounts receivable outstanding from any one Account Debtor shall at any one time become more than 90 days past due, none of the accounts receivable outstanding from that Account Debtor shall thereafter be included in calculating the Company's Eligible Accounts Receivable, until such time, if any, as the Bank may, in its sole discretion determine otherwise.


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         (c)  Eligible  Inventory.  The term  "Eligible  Inventory"  means  that inventory (as defined in Section 11.1 of this Agreement) of the Company, which the Bank, in its sole credit judgment, deems to be Eligible Inventory, based upon such credit and collateral considerations as the Bank may deem appropriate. For purposes of determining the Borrowing Base, Eligible Inventory shall be valued at the lesser of cost or fair market value. Unless the Bank shall in its sole discretion determine otherwise, cost shall be calculated on a FIFO basis.

         (d) Draws by the Company. No draws on the Loan shall be permitted unless the Company shall have provided to the Bank a certificate, in a form satisfactory to the Bank, which shall include a report on:

                  (i) the total balance due on all of the Company's accounts receivable and the total balance due on all Eligible Accounts Receivable;

                  (ii) the total value of the Company's Eligible Inventory; and

                  (iii) the amount of the advance sought by the Company.

In addition, no draws on the Loan shall be permitted unless the Company shall be in compliance with all of the terms of this Agreement and with all other agreements with the Bank.

SECTION 2.  INTEREST RATE.
--------------------------

         The Company agrees to pay to the Bank monthly interest on the unpaid balance of the Loan pursuant to the terms of a certain Promissory Note of even date herewith (the "Note").

SECTION 3.  EVIDENCE OF THE LOAN AND TERMS OF PAYMENT.
------------------------------------------------------

         The Loan shall be evidenced by the Note or by one or more notes subsequently executed in substitution therefor. Repayment of the Loan shall be made in accordance with the terms of the note or notes then outstanding pursuant to this Agreement.

SECTION 4.  USE OF PROCEEDS AND PREPAYMENT.
-------------------------------------------

         The proceeds of the Loan shall be used by the Company solely for general corporate working capital. The Company, if not then in default hereunder, may have the right to prepay at any time and from time to time before maturity amounts due to the Bank, but only pursuant to the provisions of this Agreement, the Note or any note or notes executed pursuant hereto. The Company acknowledges that, under those specific circumstances identified in the Note, prepayments of the Loan may be prohibited.

SECTION 5.  SECURITY.
---------------------

         As security for the Loan, the Company has granted the Bank a first and continuing security interest in all of the Company's accounts, inventory, equipment, documents, instruments, general intangibles, chattel paper, and all other tangible and intangible personal property and fixtures of every kind and description (including pharmaceutical distribution rights), whether now owned or hereafter acquired or created by the Company, as more particularly described in and governed by Section 11 of this Agreement. As further security for the Loan, the Company shall deliver the joint and several, absolute, unconditional and continuing guaranty of payment of the Loan and payment and performance of all other obligations of the Company (the "Guaranty") in favor of the Bank from DynaGen, Inc., a Delaware corporation and the parent corporation of the Company (the "Guarantor").

SECTION 6.  WARRANTIES AND REPRESENTATIONS.
-------------------------------------------

         The Company warrants and represents to the Bank:


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         6.1  Subsidiaries.  The Company has no subsidiaries and will not create or acquire any subsidiaries without the prior written consent of the Bank.

         6.2   Corporate Organization and Authority.  The Company:

         (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio;

         (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted; and

         (c) is not doing business or conducting any activity in any jurisdiction in which it has not duly qualified and become authorized to do business.

         6.3 Financial Statements. The Company's financial statements for the fiscal year ended December 31, 1996 and for the four month period ended April 30, 1997, which have been supplied to the Bank, have been prepared in accordance with generally accepted accounting principles consistently applied and fairly represent the Company's financial condition as of such date. There has been no material adverse change in the Company's financial condition since April 30, 1997.

         6.4 Full Disclosure.  The financial  statements  referred to in Section
6.3 do not, nor does this Agreement or any written statement furnished by the Company to the Bank in connection with obtaining the Loan, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which the Company has not disclosed to the Bank in writing which materially affects the properties, business, prospects, profits or condition (financial or otherwise) of the Company or the ability of the Company to perform this Agreement.

         6.5 Pending Litigation. There are no proceedings pending, or to the knowledge of the Company threatened, against or affecting the Company in any court or before any governmental authority or arbitration board or tribunal which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Company, or the ability of the Company to perform this Agreement, except as set forth on one or more schedules to this Agreement.

         6.6 Title to Properties. The Company has good and marketable title to all the property which it purports to own (except as sold or otherwise disposed of in the ordinary course of business), free from any liens and encumbrances, except those to which the Bank has previously consented.

         6.7   Borrowing is Legal and Authorized.

         (a) The Board of Directors of the Company has duly authorized the execution and delivery of this Agreement and of the notes and documents contemplated herein, and the note or notes executed in connection with this Agreement will constitute valid and binding obligations of the Company enforceable in accordance with their terms.

         (b) The execution of this Agreement and related notes and documents and the compliance by the Company with all the provisions of this Agreement:

         (i)      are within the corporate powers of the Company; and

         (ii) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any lien or encumbrance upon any property of the Company under the provisions of, any agreement, charter instrument, bylaw, or other instrument to which the Company is a party or by which it may be bound.

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         (c) There are no limitations in any indenture,  mortgage, deed of trust or other agreement or instrument to which the Company is now a party or by which the Company may be bound with respect to the payment of principal or interest on any indebtedness of the Company, including the Note or notes to be executed in connection with this Agreement.

         6.8 No Defaults. No event has occurred and no condition exists which would constitute an Event of Default pursuant to this Agreement. The Company is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or other instrument to which it is a party or by which it may be bound.

         6.9 Government Consent. Neither the nature of the Company or of its business or properties, nor any relationship between the Company and any other entity or person, nor any circumstance in connection with the execution of this Agreement, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company as a condition to the execution and delivery of this Agreement and the notes and documents contemplated herein.

         6.10  Taxes.

         (a) All tax returns required to be filed by the Company in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Company, or upon any of its respective properties, which are due and payable have been paid. The Company does not know of any proposed additional tax assessment against it.

         (b) The provisions for taxes on the books of the Company for its current fiscal period are adequate.

         6.11 Compliance with Law. The Company:

         (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject; and

         (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business,

which violation or failure to obtain might materially and adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Company.

         6.12 Restrictions on Company. The Company is not a party to any contract or agreement, or subject to any charter or other corporate restriction, which materially and adversely affects the business of the Company. The Company is not a party to any contract or agreement which restricts the right or ability of the Company to incur indebtedness, other than this Agreement. The Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a lien or encumbrance.

         6.13 Environmental Protection. The Company represents and warrants to Bank that, to its knowledge after due investigation:

         (a) that the property at which it operates (the "Property") is not being and has not been used for the storage, treatment, generation, transportation, processing, handling, production or disposal of any hazardous substance in violation of any environmental laws;

         (b) the Property does not contain any hazardous substance in violation of any environmental laws;


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         (c)      there has been no release of any hazardous substance on, at or from the Property or any property adjacent to or within the immediate vicinity of the Property, and the Company has not received any form of notice or inquiry with regard to such a release or the threat of such a release;

         (d) no event has occurred with respect to the Property which, with the passage of time or the giving of notice, or both, would constitute a violation of any applicable environmental laws;

         (e) there are no agreements or orders or directives of any federal, state or local governmental agency or authority relating to the Property which require any work, repair, construction, containment, clean up, investigations, studies, removal or other remedial action with respect to the Property; and

         (f) there are no actions, suits, claims or proceedings, pending or threatened, which seek any remedy that arise out of the condition, ownership, use, operation, sale, transfer or conveyance of the Property and (I) a violation or alleged violation of any applicable environmental laws, (II) the presence of any hazardous substance or release of any hazardous substance or the threat of such a release, or (III) human exposure to any hazardous substance.

SECTION 7.  CLOSING CONDITIONS.
-------------------------------

         The obligation of the Bank to make the Loan shall be subject to the following conditions precedent:

         7.1 Compliance with this Agreement. By the execution hereof, the Company certifies that it has performed and complied with all agreements and conditions contained herein which are required to be performed or complied with by the Company before or at closing.

         7.2 Certified Resolutions. The Bank shall have received a certified copy of resolutions adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the notes and related documents described herein, in a form satisfactory to the Bank, as well as a certified copy of resolutions adopted by the Board of Directors of the Guarantor authorizing the execution and delivery of the Guaranty.

         7.3 Warranties and Representations. On the date of each advance pursuant to the Loan, the warranties and representations set forth in Section 6 hereof shall be true and correct on and as of such date with the same effect as though such warranties and representations had been made on and as of such date, except to the extent that such warranties and representations expressly relate to an earlier date.

SECTION 8.  COMPANY BUSINESS COVENANTS.
---------------------------------------

         The Company covenants that on and after the date of this Agreement, so long as any of the indebtedness provided for herein remains unpaid:

         8.1 Payment of Taxes and Claims. The Company will pay before they become delinquent:

         (a) all taxes, assessments and governmental charges or levies imposed upon it or its property; and

         (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, bailees and other like persons which, if unpaid, might result in the creation of a lien or encumbrance upon its property, provided that items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings and provided further that adequate book reserves have been

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established  with respect thereto and provided  further that the Company's title to, and its right to use, its property is not materially adversely affected thereby. In the case of any item of the foregoing description involving in excess of the amount which the Company's independent public accountants shall fix as the threshold of materiality for purposes of their audit of the then current year, the appropriateness of the proceedings shall be supported by an opinion of the independent counsel responsible for such proceedings and the adequacy of such reserves shall be supported by the opinion of the independent accountants.

         8.2 Maintenance of Properties and Corporate Existence. The Company shall:

         (a) Property--maintain its property in good condition and make all renewals, replacements, additions, betterments and
                  improvements   thereto  which  are  deemed  necessary  by  the
                  Company;

         (b) Insurance--maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies, of such types (including but not limited to fire and casualty, public liability, products liability, larceny, embezzlement or other criminal misappropriation insurance) and in such amounts as is customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated;

         (c) Financial Records--keep true books, records and accounts in which full and correct entries will be made of all its business transactions, and reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles;

         (d) Corporate Existence and Rights--do or cause to be done all things necessary (i) to preserve and keep in full force and effect its existence, rights and franchises, and (ii) to maintain its status as a corporation duly organized and existing and in good standing under the laws of the state of its incorporation; and

         (e) Compliance with Law--not be in violation of any laws, ordinances, or governmental rules and regulations to which it is subject and will not fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Company.

         8.3  Sale of Assets or Merger.

         (a) Sale of Assets. The Company will not, without the prior written consent of the Bank, except in the ordinary course of business, sell, lease, transfer or otherwise dispose of, any of its assets.

         (b) Merger and Consolidation. The Company will not, without the prior written consent of the Bank, consolidate with or merge into any other entity, or permit any other entity to consolidate with or merge into it.

         8.4 Liens and Encumbrances. The Company will not (i) cause or permit or
(ii) agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of its property, whether now owned or hereafter acquired, to be subject to a lien or encumbrance in excess of $100,000.00 without giving the Bank prior written notice thereof; provided, however, that the following liens do not require prior written notice regardless of amount:

         (a) liens securing taxes, assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons provided the payment thereof is not at the time required by
                  Section 8.1;

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         (b)      liens  incurred or  deposits  made in the  ordinary  course of
                  business  (i)  in  connection  with  workmen's   compensation,
                  unemployment insurance, social security and other like laws, or (ii) to secure the performance of letters of credit, bids,
                  tenders,  sales  contracts,   leases,  statutory  obligations,
                  surety,   appeal  and  performance  bonds  and  other  similar
                  obligations not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of property;

         (c) attachment, judgment and other similar liens arising in connection with court proceedings, provided the execution or other enforcement of such liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

         (d) reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property, provided they do not in the aggregate materially detract from the value of said property or materially interfere with its use in the ordinary conduct of the owning company's business;

         (e) inchoate liens arising under ERISA to secure the contingent liability of the Company.

         8.5 Other Borrowings. The Company will not create or incur any indebtedness for borrowed money or advances, including through the execution of capitalized lease agreements, in excess of $100,000.00 without giving the Bank prior written notice thereof.

         8.6 Contingent Liabilities. The Company will not guarantee, indorse or otherwise become surety for or upon the obligations of others, except by indorsement of negotiable instruments for deposit or collection in the ordinary course of business, in excess of $100,000.00 without giving the Bank prior written notice thereof.

         8.7 Operating Lease Rentals. The Company will not enter into operating leases providing in the aggregate for annual rentals in excess of $100,000.00 without giving the Bank prior written notice thereof.

         8.8 Loans and Advances by the Company. The Company shall not make any loans or advances to any person, corporation or entity if such loans will exceed an aggregate total outstanding at any one time of $100,000.00 without the prior written consent of the Bank.

         8.9 Distributions by the Company to the Guarantor. The Company shall not, without the prior written consent of the Bank, make any distributions to the Guarantor, whether in the form of dividends, subordinated debt payments or otherwise, other than distributions of sums sufficient to enable the Guarantor to pay the principal and interest due to the former shareholders of the Company (the "Shareholders") in connection with the Guarantor's purchase of all of the capital stock of the Company from the Shareholders; provided, however, that such permitted payments shall not be made by the Company, or received by the Guarantor, following the occurrence of, and during the continuation of, an event default hereunder, and notice to the Guarantor thereof.

         8.10 Acquisition of Capital Stock. The Company shall not redeem or acquire any of its own capital stock except through the use of the net proceeds from the simultaneous sale of an equivalent amount of its capital stock.

         8.11 Investments. The Company shall not purchase for investment securities of any kind, excepting bonds or other obligations of the United States or its federal agencies, certificates of deposit issued by commercial banks or savings associations and commercial paper rated at least A-1 or P-1 and having a maturity of not more than one year.

         8.12 Sale of Receivables. The Company shall not sell any of its accounts receivable or notes receivable, with or without recourse, nor shall it assign or encumber any of its accounts receivable or notes receivable.

         8.13 Bank of Account. During the term of this Agreement, the Company shall maintain its primary depository relationship (including checking and savings accounts) with the Bank. The Company hereby grants the Bank a security interest in such accounts and all other properties owned by the Company now or hereafter in the possession of the Bank as security for payment of the Loan and all other obligations of the Company to the Bank. The Bank shall continue to make Cash Management, Bank Card and other services available to the Company.

         8.14 Working Capital. The Company shall maintain a working capital of not less than $2,350,000.00 through the date hereof, and shall maintain a working capital of not less than $3,750,000.00 thereafter. For the purposes of this Agreement, "working capital" shall mean the excess of current assets over current liabilities, both as determined in accordance with generally accepted accounting principles consistently applied.

         8.15 Tangible Net Worth and Subordinated Debt. The Company shall maintain an aggregate of tangible net worth plus subordinated debt of not less than $2,750,000.00 through the date hereof, and shall maintain an aggregate of tangible net worth plus subordinated debt of not less than $4,250,000.00 thereafter.

         8.16 Ratio of Total Liabilities to Tangible Net Worth Plus Subordinated Debt. The Company shall maintain a ratio of total liabilities to the aggregate of tangible net worth plus subordinated debt of not greater than 3.00-to-1.00 through the date hereof, and shall maintain a ratio of total liabilities to the aggregate of tangible net worth plus subordinated debt of not greater than 2.30-to-1.00 thereafter.

         8.17 Interest Coverage Ratio. The Company shall maintain an interest coverage ratio (defined as earnings before interest and taxes divided by paid interest expense) of 2.00-to-1.00.

         8.18 ERISA. The Company shall with respect to any employee pension benefit plan it maintains:

         (a) at all times make prompt payment of contributions required to meet the minimum funding standards set forth in Section 302 through 305 of ERISA with respect to the plan,

         (b) promptly, after the filing thereof, furnish to the Bank copies of each annual report required to be filed pursuant to Section 103 of ERISA in connection with the plan for the plan year, including any certified financial statements or actuarial statements required pursuant to said Section 103,

         (c) notify the Bank immediately of any fact, including, but not limited to, any "Reportable Event," as that term is defined in
                  Section 4043 of ERISA, arising in connection with the plan which might constitute grounds for termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer the plan,

         (d) notify the Bank of any "Prohibited Transaction" as that term is defined in Section 406 of ERISA.

 The Company will not:

         (e)      engage in any "Prohibited Transaction," or

         (f) terminate any such plan in a manner which could result in the imposition of a lien on the property of the Company pursuant to Section 4068 of ERISA.

         8.19     Environmental Protection.

         (a) Covenants. The Company covenants and agrees with Bank as follows:

         (i) Company shall keep, and shall cause all operators, tenants, sub-tenants, licensees and occupants of the Property to keep, the Property free of all hazardous substances, except for hazardous substances stored, treated, generated, transported, processed, handled, produced or disposed of in the normal operation of the Property in accordance with all Environmental Laws.

         (ii) Company shall comply with, and shall cause all operators, tenants, sub-tenants, licensees and occupants of the Property to comply with, all environmental laws.

         (iii) Company shall promptly provide the Bank with a copy of all notifications which Company gives or receives with respect to any past or present release of any hazardous substance or the threat of such a release on, at or from the Property or any property adjacent to or within the immediate vicinity of the Property.

         (iv) Company shall undertake and complete all investigations, studies, sampling and testing for hazardous substances required by Bank and, in accordance with all environmental laws, all removal and other remedial actions necessary to contain, remove and clean up all hazardous substances that are determined to be present at the Property in violation of any environmental laws.

         (v) Bank shall have the right, but not the obligation, to cure any violation by Company of the environmental laws.

         (b)  Indemnity.  Company  covenants  and  agrees,  at its sole cost and expense, to indemnify, defend and save the Bank harmless from and against any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, actions, proceedings, costs, disbursements and/or expenses (including, without limitation, reasonable attorneys' and experts' fees and expenses) of any kind or nature whatsoever which may at any time be imposed upon, incurred by or asserted or awarded against the Bank arising out of the condition, ownership, use, operation, sale, transfer or conveyance of the Property and

         (i)      the   storage,    treatment,    generation,    transportation,
                  processing, handling, production or disposal of any hazardous substance;

         (ii) the presence of any hazardous substance or a release of any hazardous substance or the threat of such a release;

         (iii)    human exposure to any hazardous substance;

         (iv)     a violation of any environmental laws; or

         (v) a material misrepresentation or inaccuracy in any representation or warranty or material breach of or failure to perform any covenant made by Company herein (collectively, the "Indemnified Matters").

The liability of Company to the Bank hereunder shall in no way be limited, abridged, impaired or otherwise affected by (A) the repayment of all sums and the satisfaction of all obligations of Company under this Agreement or any other document or agreement executed in connection herewith or referenced herein (the "Loan Documents"), (B) the foreclosure of any mortgage or other security interest, or the acceptance of a deed in lieu thereof, (C) any amendment or modification of the Loan Documents by or for the benefit of Company or any subsequent owner of the Property, (D) any extensions of time for payment or performance required by the Loan Documents, (E) the release or discharge of any Loan Document or of Company, the Guarantor or any other person from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents whether by the Bank, by operation of law or otherwise, (F) the invalidity or unenforceability of any of the terms or provisions of the Loan Documents, (G) any exculpatory provision contained in the Loan Documents limiting the Bank's recourse to the Property, (H) any applicable statute of limitations, (I) the sale or assignment of the Loan Documents, (J) the sale, transfer or conveyance of all or part of the Property, (K) the legal incapacity of the Company, (L) the release or discharge, in whole or in part, of the Company in any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding, or (M) any other circumstances which might otherwise constitute a legal or equitable release or discharge, in whole or in part, of the Company under the Loan Documents. The foregoing indemnity shall be in addition to any and all other obligations and liabilities the Company may have to the Bank at common law.

         8.20 No Consignment. The Company shall not include in Eligible Inventory any items consigned to the Company for sale nor shall the Company consign its inventory to another for sale.

         8.21 Ownership and Management. The Company shall not permit any material change in its ownership or management, including, but not limited to, the discharge or resignation of Eric C. Hagerstrand or Dennis B. Smith.

SECTION 9.  INFORMATION AS TO COMPANY.
--------------------------------------

         The Company shall deliver the following to the Bank:

         (a) within 20 days after the end of each month, financial statements, including a balance sheet and statements of income and surplus, certified by the president or chief financial officer of the Company as fairly representing the Company's financial condition and results of operations for the period then ended;

         (b) within 20 days after the end of each month, a statement signed by the president or chief financial officer of the Company certifying that the Company is in compliance with terms of this Agreement;

         (c) within 20 days after the end of each month, a report signed by the president or chief financial officer of the Company setting forth the number and dollar total of accounts receivable past due for not more than 30 days, the number and dollar total past due for not more than 60 days, the number and dollar total past due for not more than 90 days, and the number and dollar total past due for more than 90 days;

         (d) within 120 days of the end of each fiscal year, financial statements prepared in accordance with generally accepted accounting principles consistently applied, audited by an independent public accountant satisfactory to the Bank, containing a balance sheet and statements of income and surplus, and fairly representing the Company's financial condition and results of operations for the period then ended;

         (e)      within 45 days  after the end of each  fiscal  quarter  of the
                  Guarantor, a copy of the Guarantor's Form 10-Q fairly representing the Guarantor's financial condition and results of operations for the period then ended;

         (f) within 120 days of the end of each fiscal year of the Guarantor, financial statements prepared in accordance with generally accepted accounting principles consistently applied, audited by an independent public accountant satisfactory to the Bank, containing a balance sheet and statements of income and surplus, and fairly representing the Guarantor's financial condition and results of operations for the period then ended;

         (g) immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

         (h) at the request of the Bank, such other information as the Bank may from time to time reasonably require.

In addition, the Bank's Asset Based Lending Division ("ABLD") shall perform semi-annual audits of the Company. These audits shall be at no cost or expense to the Company, but the Company shall provide the ABLD auditors with access to such books, records and other documentation and information as they shall reasonably require for the purpose of performing such audits.

SECTION 10.  EVENTS OF DEFAULT.
-------------------------------

         10.1 Nature of Events. An "Event of Default" shall exist if any of the following occurs and is continuing:

         (a) the Company fails to make any payment on any note executed in connection with this Agreement on or before the date such payment is due;

         (b) the Company fails to make any payment of interest on any note executed in connection with this Agreement on or before five days after the date such payment is due;

         (c) the Company fails to perform or observe any covenant contained in this Agreement, or fails to comply with any other provision of this Agreement, and such failure continues for more than 30 days after such failure shall first become known to any officer of the Company;

         (d) any warranty, representation or other statement by or on behalf of the Company contained in this Agreement, or in any instrument furnished in compliance with or in reference to this Agreement, or relating to the Guarantor, is false or misleading in any material respect;

         (e) the Company defaults on any obligation to the Bank, or on any other obligation to its shareholders or trade creditors, and such results in a material, negative impact on the Company's condition (financial or otherwise);

         (f) the Company becomes insolvent or bankrupt, or makes an assignment for the benefit of creditors, or consents to the appointment of a trustee, receiver or liquidator;

         (g)      bankruptcy,   reorganization,   arrangement,   insolvency   or
                  liquidation proceedings are instituted by or against the Company;

         (h) the Company or any indorser, surety, or guarantor of the Loan is dissolved or dies;

         (i) a final judgment or judgments, from which no further right of appeal exists, for the payment of money aggregating in excess of $100,000.00 is or are outstanding against the Company and any one of such judgments has been outstanding for more than 180 days from the date of its entry and has not been discharged in full or stayed;

         (j) the property furnished as security declines in value, and the Company does not immediately, upon demand from the Bank, furnish to the Bank additional security of like value;

         (k) the Guarantor fails to contribute a minimum of $1,500,000.00 to the Company in the form of subordinated debt, an equity purchase or a capital contribution by the date hereof;

         (l) the Guarantor has not achieved a tangible net worth, exclusive of the effect thereon of the $4,250,000.00 tangible net worth of the Company, of $3,000,000.00 by the execution of this Agreement, or fails to achieve a tangible net worth, exclusive of the effect thereon of the $4,250,000.00 tangible net worth of the Company, of $4,000,000.00 within 120 days following the execution hereof and to thereafter maintain such level of tangible net worth during the existence of this Agreement; or

         (m) an event of default occurs and continues past any applicable cure period in any obligation owed by Guarantor and secured by Guarantor's or the Company's assets or capital stock.

         10.2  Default Remedies.

         (a) Acceleration. If an Event of Default exists, the Bank may immediately exercise any right, power or remedy permitted to the Bank by law, and shall have, in particular, without limiting the generality of the foregoing, the right to declare the entire principal and all interest accrued on all notes then outstanding pursuant to this Agreement to be forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company.

         (b) Nonwaiver. No course of dealing on the part of the Bank nor any delay or failure on the part of the Bank to exercise any right shall operate as a waiver of such right or otherwise prejudice the Bank's rights, powers and remedies.

SECTION 11.  SECURITY AGREEMENT
-------------------------------

         11.1 Grant of Security Interest. The Company hereby grants, pledges and assigns to the Bank a security interest in the following property, whether the Company's interest therein as owner, co-owner, lessee, consignee, secured party or otherwise be now owned or existing, or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, all replacement and repair parts therefor, all documents including, but not limited to, negotiable documents, documents of title, warehouse receipts, storage receipts, dock receipts, dock warrants, express bills, freight bills, airbills, bills of lading and other documents relating thereto, all products thereof and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds and proceeds arising in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the following property by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority):

         (a) All of the Company's machinery, equipment, tools, furniture, furnishings and fixtures including, but not limited to, all manufacturing, fabricating, processing, transporting and packaging equipment, power systems, heating, cooling and ventilating systems, lighting and communications systems, electric, gas and water distribution systems, food service systems, fire prevention, alarm and security systems, laundry systems and computing and data processing systems (hereinafter sometimes called the "Equipment");

         (b) All of the Company's inventory including, but not limited to, all goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, all parts, supplies, raw materials, work in process, finished goods, materials used or consumed in the Company's business, repossessed and returned goods (hereinafter sometimes called the "Inventory");

         (c) All of the Company's accounts, accounts receivable, contract rights, guaranties of accounts, chattel paper, income tax refunds, instruments, negotiable documents, notes, drafts, acceptances and other forms of obligations and receivables arising from or in connection with the operation of the Company's business including, but not limited to, those arising from or in connection with the Company's sale, lease or other disposition of Inventory (hereinafter sometimes called the "Receiv ables"), and all books, records, ledger cards, computer programs and other documents or property at any time evidencing or relating to the Receivables; and

         (d)      All  of  the  Company's  general  intangibles,   trade  names,
                  trademarks, trade secrets, goodwill, patents, patent applications, copyrights, deposit accounts, licenses, franchises and distribution rights (all of the foregoing hereinafter sometimes called the "Collateral").

         The security interest hereby granted is to secure the prompt and full payment and complete performance of all Obligations of the Company to the Bank. The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees and the like) of the Company to the Bank, whether now existing or hereafter arising, either created by the Company alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit or otherwise, and any and all renewals of or substitutes therefor. The word "Obligations" shall include, BUT NOT BE LIMITED TO, all indebtedness owed by the Company to the Bank in connection with the Loan.

         It is the Company's express intention that this Agreement and the continuing security interest granted hereby, in addition to covering all present Obligations of the Company to the Bank, shall extend to all future Obligations of the Company to the Bank, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or reincurred, whether or not such Obligations are related to the indebtedness identified above by class, type or kind and whether or not such Obligations are specifically contemplated by the Company and the Bank as of the date hereof. The absence of any reference to this Agreement in any documents, instru ments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope or applicability of this Agreement.

         11.2 General Covenants as to the Collateral. The Company represents, warrants and covenants as follows:

         (a) Except for such claims and interest, if any, to which the Bank has consented in advance and the security interest granted hereby (i) the Company is, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole owner of the Collateral free from any and all liens, security interests, encumbrances, claims and interests; and (ii) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office.

         (b) Except as otherwise provided in this Agreement, the Company shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, and shall defend the right, title and interest of the Bank in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.

         (c) The Company's principal place of business and chief executive office is located at the address set forth in Section 12.1 of this Agreement; the Company has no other place of business; and, unless the Bank consents in writing to a change in the location of the Equipment, Inventory or the Company's records concerning the

                  Receivables prior to such a change in location, the Equipment, Inventory and the Company's records concerning the Receivables shall be kept at either of these locations.

         (d) At least thirty (30) days prior to the occurrence of any of the following events, the Company shall deliver to the loan officer who is handling the Company's Obligations on behalf of the Bank written notice of such impending events: (i) a change in the Company's principal place of business or chief executive office; (ii) the opening or closing of any place of business; or (iii) a change in the Company's name, identity or corporate structure.

         (e) Subject to any limitation stated therein or in connection therewith, all information furnished by the Company concerning the Collateral or otherwise in connection with the Obligations, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects.

         (f) The Collateral is and shall (i) remain personal property and, without the prior written consent of the Bank, which consent may be withheld pending the Bank's receipt of such documents or instruments as may be reasonably requested by the Bank, not be affixed to real estate in such manner as to become a fixture or realty, and (ii) be used primarily for business purposes.

         11.3 Application of Proceeds from the Collection of Receivables. All amounts received by the Bank representing payment of Receivables may be applied by the Bank to the payment of the Obligations in such order of preference as the Bank may determine, or the Bank may, at its option, impound all or any portion of such amounts and retain said amounts as security for the payment of the Obligations, with the right on the part of the Company, upon approval by the Bank, to obtain the release of all or part of such impounded amounts. The Bank may, however, at any time, apply all or any part of such impounded amounts as aforesaid. The Company also authorizes the Bank at any time, without notice, to appropriate and apply any balances, credits, deposits, accounts or money of the Company in the Bank's possession, custody or control to the payment of any of the Obligations.

         If any of the Company's Receivables arise out of contracts with or orders from the United States or any State or any department, agency or instrumentality thereof, the Company shall immediately notify the Bank thereof in writing and shall execute any instrument and take any steps required by the Bank in order that all money due and to become due under such contract or order shall be assigned to the Bank and due notice thereof given to the appropriate governmental agency.

         The Company agrees to execute, deliver, file and record all such notices, affidavits, assignments, financing statements and other instruments as shall in the judgment of the Bank be necessary or desirable to evidence, validate and perfect the security interest of the Bank in the Receivables. The Bank shall have the right to notify any person or entities owing any Receivables and to demand and receive payment, but the Bank shall have no duty so to do. Upon request of the Bank at any time, the Company shall notify such account debtors and shall indicate on all invoices to such account debtors that the accounts are payable to the Bank.

         11.4 Insurance. The Company shall have and maintain insurance at all times with respect to all Equipment and Inventory (i) insuring against risks of fire (including so-called extended coverage), explosion, theft, sprinkler leakage and such other casualties as the Bank may designate, and (ii) insuring against liability for personal injury and property damage relating to the Equipment and Inventory, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to the Bank, such insurance to be payable to the Bank and the Company as their interests may appear. All policies of insurance shall provide for twenty (20) days written minimum cancellation notice to the Bank and, at request of the Bank, shall be delivered to and held by it. The Bank may act as attorney for the Company in obtaining, adjusting, settling and canceling such insurance and indorsing any drafts. In the event of failure to provide insurance as herein provided, the Bank may, at its option, provide such insurance and the Company shall pay to the Bank, upon demand, the cost thereof. Should the Company fail to pay said sum to the Bank upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

         11.5 Inspection. The Company shall at all times keep accurate and complete records of the Receivables and the Company shall, at all reasonable times and from time to time, allow the Bank, by or through any of its officers, agents, attorneys or accountants, to examine, inspect and make extracts from the Company's books and records and to arrange for verification of the Receivables directly with account debtors or by other methods to examine and inspect the Collateral wherever located. The Company shall perform, do, make, execute and deliver all such additional and further act, things, deeds, assurances and instruments as the Bank may require to more completely vest in and assure to the Bank its rights hereunder and in or to the Collateral.

         11.6  Preservation and Disposition of Collateral.

         (a) Except for such claims and interests as are otherwise permitted under this Agreement, the Company shall keep the Collateral free from any and all liens, security interests, encumbrances, claims and interests. The Company shall advise the Bank promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material effect upon the aggregate value of the Collateral or upon the security interest of the Bank.

         (b) The Company shall not sell or otherwise dispose of the Collateral; provided, however, that until default, the Company may use the Inventory in any lawful manner not inconsistent with this agreement or with the terms or conditions of any policy of insurance thereon and may also sell or otherwise dispose of the Inventory in the ordinary course of the Company's business. A sale in the ordinary course of business shall not include a transfer in partial or total satisfaction of a debt.

         (c) The Company shall keep the Collateral in good condition and shall not misuse, abuse, secrete, waste or destroy and of the same.

         (d) The Company shall not use the Collateral in violation of any statute, ordinance, regulation, rule, decree or order.

         (e) The Company shall pay promptly when due all taxes, assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings; (ii) such proceedings do not involve any danger of sale, forfeiture or loss of any Collateral or any interest therein; and (iii) such charge is adequately reserved against in accordance with generally accepted accounting principles.

         (f) At its option, the Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Inventory. The Company agrees to reimburse the Bank upon demand for any payment made or any expense incurred (including reasonable attorneys' fees) by the Bank pursuant to the foregoing authorization. Should the Company fail to pay said sum to the Bank upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

         (g) Upon the Bank's request at any time or times, the Company shall assign and deliver to the Bank any Collateral and shall furnish to the Bank additional collateral of value and character satisfactory to Bank as security for the Obligations.

         11.7 Extensions and Compromises. With respect to any Collateral held by the Bank as security of the Obligations, the Company assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as the Bank may deem advisable. The Bank shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of the Bank.

         11.8 Financing Statements. At the request of the Bank, the Company shall join with the Bank in executing one or more financing statements in a form satisfactory to the Bank and shall pay the cost of filing the same in all public offices wherever filing is deemed by the Bank to be necessary or desirable. A carbon, photographic or other reproduction of this agreement or of a financing statement shall be sufficient as a financing statement.

         11.9 Bank's Appointment as Attorney-in-Fact. The Company hereby irrevocably constitutes and appoints the Bank and any officer or agent thereof, with full power of substitution, as the Company's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in the Bank's own name, from time to time in the Bank's discretion, for the purpose of carrying out the terms of this agreement, to take any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, hereby grants to the Bank the power and right, on behalf of the Company, without notice to or assent by the
Company:

         (a) To execute, file and record all such financing statements, certificates of title and other certificates of registration and operation and similar documents and instruments including, but not limited to, those relating to aircraft or marine vessels, as the Bank may deem necessary or desirable to protect, perfect and validate the Bank's security interest.

         (b) Upon the occurrence and continuance of any event of default under Section 10 hereof, (i) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (ii) to commence and prosecute any suits, actions or proceeding at law in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (iii) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (iv) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate; and (v) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do, at the Bank's option and the Company's expense, at any time or from time to time, all acts and things which the Bank deems necessary to protect, preserve or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this agreement, all as fully and effectively as the Company might do.

The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         The powers conferred upon the Bank hereunder are solely to protect its interests in the Collateral and shall not impose and duty upon the Bank to exercise any such powers. The Bank shall be accountable only for amounts that the Bank actually receives as a result of the exercise of such powers and neither the Bank nor any of its officers, directors, employees or agents shall be responsible to the Company for any act of failure to act, except for the Bank's own gross negligence or willful misconduct.

         11.10 Default. If any event of default in the payments or performance of any of the Obligations secured by this agreement or the performance of any covenant contained herein shall occur and be continuing; or if any warranty, representations or statement made or furnished to the Bank by the Company proves to have been false in any material respect when made or furnished:

         (a) the Bank may, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable and this agreement and any or all of the Obligations in default.

         (b) All payments received by the Company under or in connection with any of the Collateral shall be held by the Company in trust for the Bank, shall be segregated from other funds of the Company and shall forthwith upon receipt by the Company be turned over to the Bank in the same form as received by the Company (duly indorsed by the Company to the Bank, if required). Any and all such payments so received by the Bank (whether from the Company or otherwise) may, in the sole discretion of the Bank, be held by the Bank as collateral security for, and/or then or at any time thereafter be applied in whole or in part by the Bank against, all or any part of the Obligations in such order as the Bank may elect. Any balance of such payments held by the Bank and remaining after payment in full of all the Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same. Nothing set forth in this subparagraph (b) shall authorize or be construed to authorize the Company to sell or otherwise dispose of any Collateral except as provided in Section 11.6 hereof.

         (c) The Bank shall have the rights and remedies of a secured party under this agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the law of the State of Ohio. Without limiting the generality of the foregoing, the Bank shall have the right to take possession of the Collateral and for that purpose the Bank may enter upon, with or without breaking into, any premises on which the Collateral or books and records relating to the Collateral or any part thereof may be situated and remove the same therefrom. The Company expressly agrees that the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur) to or upon the Company or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sales or sales, at any of the Bank's offices or elsewhere at such prices as the Bank may deem best, for cash or credit or for future delivery without assumption of any credit risk. The Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company. The Company further agrees, at the Bank's request, to assemble the Collateral and to make it available to the Bank at such places as the Bank may reasonably select, whether at the Company's premises or elsewhere. The Company further agrees to allow the Bank to use or occupy the Company's premises without charge, for the purpose of effecting the Bank's remedies in respect of the Collateral. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care of safekeeping of any or all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as the Bank may elect, and only after so paying over such net proceeds and after the payment by the Bank of any other amount required by any provision of law, including Ohio Revised Code Section 1309.47(A)(3), need the Bank account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Bank arising out of the repossession, retention, sale or disposition of the Collateral. The Company agrees that the Bank need not give more than five (5) days notice (which notification shall be deemed given when mailed, postage prepaid, addressed to the Company at the Company's address set forth in Section 12.1 of this Agreement, or when telecopied or telegraphed to that address or when telephoned or otherwise communicated orally to the Company or any agent of the Company at that address) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Bank is entitled. The Company shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this agreement including reasonable attorneys' fees.

         11.11 General. Any provision of this security agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The Bank shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by the Company unless such waiver be in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. All of the Bank's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently.

SECTION 12. MISCELLANEOUS.
--------------------------

         12.1  Notices.

         (a) All communications under this Agreement or under the notes executed pursuant hereto shall be in writing and may be mailed by registered, certified or first class mail, postage prepaid, transmitted via facsimile or delivered by a recognized overnight courier service,

         (1) if to the Bank, at the following address, or at such other address as may have been furnished in writing to the Company by the Bank:

                  The Huntington National Bank
                  105 West Fourth Street, Suite 400
                  Cincinnati, Ohio 45202
                  ATTN: Gene Fugate

         (2) if to the Company, at the following address, or at such other address as may have been furnished in writing to the Bank by the Company:

                  Superior Pharmaceutical Company
                  1385 Kemper Meadow Dr.
                  Cincinnati, Ohio 45240
                  ATTN: Eric Hagerstrand
                  with a copy to:

                  DynaGen, Inc.
                  99 Erie Street
                  Boston, Massachusetts 02139
                  ATTN: President

         (b) Any notice so addressed and mailed by registered, certified or first class mail, transmitted by facsimile or delivered by such overnight courier service, shall be deemed to be given when so mailed, transmitted or delivered.

         12.2 Reproduction of Documents. This Agreement and all documents relating hereto including, without limitation, (a) consents, waivers and modification which may hereafter be executed, (b) documents received by the Bank at the closing or otherwise, and (c) financial statements, certificates and other information previously or hereafter furnished to the Bank, may be reproduced by the Bank by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the Bank may destroy any original document so reproduced. The Company agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Bank in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall be likewise be admissible in evidence.

         12.3 Survival. All warranties, representations, and covenants made by the Company herein or on any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Bank and shall survive the closing of the Loan regardless of any investigation made by the Bank on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Company.

         12.4 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the heirs, successors and assigns of each of the parties.

         12.5 Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Bank.

         12.6 Duplicate Originals. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

         12.7 Termination. This Agreement may be terminated by either party by written notice to the other party that no further advances are to be made hereunder and upon the Company thereafter paying in full all outstanding advances made pursuant to this Agreement, all accrued interest and all other obligations and indebtedness of the Company to the Bank arising hereunder or in connection herewith.

         12.8 Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio. Any action commenced for the enforcement of any provision contained in, or otherwise in connection with, this Agreement, shall be commenced in a court of competent jurisdiction in Cincinnati, Ohio, and the parties hereto irrevocably submit to the jurisdiction of such court and waive the right to dispute such venue.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


The Huntington National Bank


By: [ILLEGIBLE]
   --------------------------------

Its: Vice President
    -------------------------------

Superior Pharmaceutical Company


By: /s/ Dennis Smith
   --------------------------------

Its: CEO/PRESIDENT
    -------------------------------


By: /s/ Eric C. Hagerstrand
   --------------------------------

Its:  Chairman, Vice President
    -------------------------------



                           CONSENT, ACKNOWLEDGMENT AND
                             AGREEMENT OF GUARANTOR

         The Guarantor hereby consents to the terms and conditions set forth in the foregoing Agreement, and further agrees to comply with and abide by the provisions contained in Subsections 8.9, 8.21 and Paragraphs (k) and (l) of Subsection 10.1.

GUARANTOR:

DYNAGEN, INC.


By:  /s/  Dhananjay G. Wadekar
   --------------------------------

Its:  Executive Vice President
    -------------------------------





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